Exhibit 10.7

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Mr. Qingxun Kong

Jinan University, No.601 West Huangpu Road,

Tianhe District, Guangzhou, Guangdong,

China

RE: Securities Purchase Agreement

Mr. Kong:

We are pleased to accept the offer you, Mr. Qingxun Kong (the “Subscriber”) have made to purchase an aggregate of 20,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 2,578 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”) do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1. Purchase of Shares. For the aggregate sum of USD $344.83 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3. Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9.  No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1 Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 2,578 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4. Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter, the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8. Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
Name:	Shuyi Chen
Title:	Director
Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Mr. QINGXUN KONG

By:
Name:	Mr. Qingxun Kong
Date:	August 7, 2021

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Ms. Shuyi Chen

Xinli Village, Fengyang County,

Taishun County, Zhejiang Province,

China

RE: Securities Purchase Agreement

Mr. Chen:

We are pleased to accept the offer you, Ms. Shuyi Chen (the “Subscriber”) have made to purchase an aggregate of 20,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 2,578 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”), do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1. Purchase of Shares. For the aggregate sum of USD 344.83 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3. Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9.  No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1 Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 2,578 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4.   Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter (the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”)), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8. Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
Name:	Mr. Qingxun Kong
Title:	Director
Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Mr. SHUYI CHEN

By:
Name:	Ms. Shuyi Chen
Date:	August 7, 2021

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Mr. Zhijiang Yang

No. 305, Building 1,

No. 4, Jianping North Road,

Xiugu Town, Jinxi County,

Fuzhou City, Jaingxi Province,

China

RE: Securities Purchase Agreement

Mr. Yang:

We are pleased to accept the offer you, Mr. Zhijiang Yang (the “Subscriber”) have made to purchase an aggregate of 10,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 1,379 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”) do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1. Purchase of Shares. For the aggregate sum of USD $172.41 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3. Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9.  No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1 Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 1,379 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4. Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter, the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8. Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
Name:	Mr. Qingxun Kong
Title:	Director
Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Mr. ZHIJIANG YANG

By:
Name:	Mr. Zhijiang Yang
Date:	August 7, 2021

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Ms. Wenhui Zhang

No.468, Group 2nd, Beiqu Village,

Xinglong Town, Xinglong County,

Chengde City, Hebei Province,

China

RE: Securities Purchase Agreement

Mr. Zhang:

We are pleased to accept the offer you, Ms. Wenhui Zhang (the “Subscriber”) have made to purchase an aggregate of 10,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 1,379 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”) do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1.  Purchase of Shares. For the aggregate sum of USD $172.41 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3.  Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9.  No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1  Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3.  Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 1,379 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4.   Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter, the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8.  Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
		Name:	Mr. Qingxun Kong
		Title:	Director
		Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Ms. WENHUI ZHANG

By:
Name:	Ms. Wenhui Zhang
Date:	August 7, 2021

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Mr. Tianshi Yang

10 Gaoxin South Fourth Road,

Nanshan District, Shenzhen city,

Guangdong Province,

China

RE: Securities Purchase Agreement

Mr. Mao:

We are pleased to accept the offer you, Mr. Tianshi Yang (the “Subscriber”) have made to purchase an aggregate of 10,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 1,379 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”) do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1.  Purchase of Shares. For the aggregate sum of USD $ 172.41 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3.  Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9.  No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1  Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3.  Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 1,379 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4.   Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter, the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8.  Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
		Name:	Qingxun Kong
		Title:	Director
		Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Mr. TIANSHI YANG

By:
Name:	Mr. Tianshi Yang
Date:	August 7, 2021

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Mr. Zeyi Wang

Rm2609, No.177-2, Pingyun Rd.,

Tianhe District, Guangzhou City,

China

RE: Securities Purchase Agreement

Mr. Wang:

We are pleased to accept the offer you, Mr. Zeyi Wang (the “Subscriber”) have made to purchase an aggregate of 10,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 1,379 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”) do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1. Purchase of Shares. For the aggregate sum of USD $172.41 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3. Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9. No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1 Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 1,379 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4.   Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter, the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8. Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
Name:	Qingxun Kong
Title:	Director
Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Mr. ZEYI WANG

By:
Name:	Mr. Zeyi Wang
Date:	August 7, 2021

Energy Cloud I Acquisition Corporation

Intershore Chambers, Road Town, Tortola

Road Town, Tortola, British Virgin Island

August 7, 2021

Mr. Michael Kwei

Hecang of Yongan Rd., Yantian Village,

Yantian District, Shenzhen City,

Guangdong Province,

China

RE:	Securities Purchase Agreement

Mr. Kwei:

We are pleased to accept the offer you, Mr. Michael Kwei (the “Subscriber”) have made to purchase an aggregate of 10,000 ordinary shares (the “Shares”) of no par value per share (the “Ordinary Shares”), up to 1,379 of which Shares are subject to complete or partial forfeiture (the “forfeiture”) by you if the underwriters of the initial public offering (“IPO”) of Energy Cloud I Acquisition Corporation, a British Virgin Islands company (the “Company”) do not fully exercise their over-allotment option (the “Over-allotment Option”). The terms on which the Company is willing to sell the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1. Purchase of Shares. For the aggregate sum of USD $172.41 (the “Purchase Price”), which the Company acknowledges receiving in cash, the Company hereby sells and issues to the Subscriber, and the Subscriber hereby purchases from the Company the Shares, for a purchase price of approximately seventeen cents (USD $0.017) per Share, subject to forfeiture by the Subscriber, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company is delivering to the Subscriber certificate(s) registered in the Subscriber’s name representing the Shares, receipt of which the Subscriber hereby acknowledges.

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1. No Government Recommendation or Approval. The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Subscriber’s articles of association, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3. Organization and Authority. The Subscriber is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of such Subscriber, enforceable against such Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4 Experience, Financial Capability and Suitability. The Subscriber is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto. The Subscriber is aware its investment in the Company is a speculative investment that has limited liquidity, because there may never be an established market for the Company’s securities. The Subscriber has the financial capability for making the investment and the investment is a suitable one for the Subscriber. The Subscriber can, without impairing its financial condition, hold the Shares for an indefinite period of time and can afford a complete loss of the investment. The Subscriber acknowledges that the Company has urged the Subscriber to seek independent advice from professional advisors relating to the suitability of an investment in the Company and in connection with this Agreement, and that the Subscriber has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, the Subscriber has determined to waive its right to seek and/or receive such independent professional advice. The Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale.

2.1.5. Access to Information. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained.

2.1.6. Private Offering. The Subscriber represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S. Accordingly, the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and therefore may not be offered, pledged or sold by Subscriber, directly or indirectly, in the United States without registration under United States federal and state securities laws or an exemption therefrom and Subscriber understands the certificates representing the Shares will contain a legend in respect of such restrictions. The Subscriber did not decide to enter into the Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act or as a result of any “directed selling efforts” within the meaning of Rule 902 under Regulation S.

2.1.7 Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution thereof and Subscriber has no present arrangement to sell the Shares to or through any person or entity. Subscriber shall not engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

2.1.8. Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Shares have not been registered under the Securities Act, and, if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) in accordance with the provisions of Regulation S (Rule 901 through 905), (B) pursuant to a registration under the Securities Act, or (C) pursuant to an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. Subscriber further acknowledges that because the Company is a shell company and Rule 144 may not be available to the Subscriber for the resale of the Shares until one year following the consummation of a business combination despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9. No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

2.2 Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1 Organization and Corporate Power. The Company is a business company duly incorporated, validly existing and in good standing under the laws of the British Virgin Islands and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the memorandum and articles of association of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and entry of the shares in the name of the Subscriber in the register of members of the Company, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements contemplated hereby, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3. Forfeiture of Shares.

3.1. Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option is not exercised in full, the Subscriber shall forfeit any and all rights to up to 1,379 Shares (based upon the percentage of the Over-allotment Option not exercised) such that immediately following such forfeiture, the Subscriber and all other initial shareholders prior to the IPO will own an aggregate number of Ordinary Shares (not including Ordinary Shares issuable upon exercise of any warrants or any shares purchased by Subscribers in the Company’s IPO or in the aftermarket) equal to 20% of the issued and outstanding Ordinary Shares of the Company immediately following the IPO.

3.2. Termination of Rights as Shareholder. If any of the Shares are forfeited by the Subscriber in accordance with this Section 3, then after such time, the Subscriber (or successor in interest), shall no longer have any rights as a holder of such Shares, and the Company shall take such action as is appropriate to cancel such Shares which may include by way of the repurchase, surrender or compulsory redemption and cancellation of such Shares for nil consideration. In addition, the Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing and agrees to take any and all action reasonably requested by the Company necessary to affect any adjustment in this Section 3 (including any such redemption as is referred to herein above).

4. Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased pursuant to this Agreement and any other Company securities purchased on a private placement basis, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the Trust Account (as such term is defined in the Investment Management Trust Agreement to be entered by and between the Company and the trustee thereunder), in the event of a liquidation of the Company upon the Company’s failure to timely complete a business combination. For purposes of clarity, in the event any Subscriber purchases Ordinary Shares in the IPO or in the aftermarket, any additional shares so purchased shall be eligible to receive their pro rata portion of any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any Shares, or any Ordinary Shares purchased in the IPO or in the aftermarket, for funds held in the Trust Account upon the successful completion of a business combination.

5. Restrictions on Transfer.

5.1. Securities Law Restrictions. In addition to any restrictions to be contained in the Letter Agreement (as defined in Section 5.4 below), the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2 Restrictive Legends. All certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LETTER AGREEMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LETTER AGREEMENT, EXCEPT IN ACCORDANCE WITH THE TERMS THEREOF.”

5.3. Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding capital stock without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

5.4 Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in a Letter Agreement, to be entered into prior to the date of the preliminary prospectus in connection with the IPO between the Subscriber and the Company (the “Letter Agreement”). Pursuant to the Letter Agreement, the Subscriber shall not sell, transfer, pledge, hypothecate or otherwise dispose of its Shares until the earlier of (A) one year after the completion of our initial business combination, or (B) the date on which we complete a liquidation, merger, stock exchange or other similar transaction after our initial business combination that results in all of our public stockholders having the right to exchange their shares of common stock for cash, securities or other property (the “Consummation Date”). In such case, the Lock-up and the aforesaid restrictions contained in this paragraph shall lapse and be of no further force or effect. Notwithstanding the foregoing, the converted shares of our Ordinary Shares will be released from the lock-up if:

a)	the last reported sale price of our Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and other similar transactions) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or;

b)	if we complete a transaction after our initial business combination which results in all of our stockholders having the right to exchange their shares for cash, securities or other property.

In the event that Subscriber purchases any warrants in a private placement by the Company prior to the IPO, or the closing of any over-allotment option by the underwriter, the availability and right to which purchases to Subscriber shall be at the sole discretion of Energy Cloud Sponsor Holdings Limited (“Private Placement Warrants”), Subscriber also agrees not to transfer any ownership interest in, except to permitted transferees, their Private Placement Warrants until at least 30 days following the completion of the Business Combination. However, if after a Business Combination there is a transaction whereby all the outstanding shares are exchanged or redeemed for cash (as would be the case in a post-asset sale liquidation) or another issuer’s shares, then the Insider Shares or the Private Placement Warrants (or any shares of Common Stock thereunder) shall be permitted to participate.

5.5 Registration Rights. The Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after they are registered pursuant to a Registration Rights Agreement to be entered into with the Company prior to the closing of the IPO (“Registration Rights Agreement”). The Subscriber is entitled to make such number of demands that the Company registers the Shares pursuant to the terms and restrictions as set forth in the Registration Rights Agreement.

6. Other Agreements.

6.1. Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2 No Obligation as to Employment. The Company is not by reason of this Agreement obligated to employ, or continue to employ, the Subscriber in any capacity.

6.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth on the first page of this Agreement or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the (5th) business day following the day such mailing is made.

6.4. Entire Agreement. This Agreement, together with the Letter Agreement, substantially in the form to be filed as an exhibit to the Company’s registration statement on Form S-1, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.5. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.6. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.7. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.8. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.9. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the British Virgin Islands for agreements made and to be wholly performed within such country.

6.10. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.11. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.12. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.13. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.14. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.15. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7. Voting and Tender of Shares. The Subscriber agrees to vote the Shares as well as any Ordinary Shares acquired in the IPO or the aftermarket in favor of a business combination that the Company negotiates and presents for approval to the Company’s shareholders and shall not seek redemption with respect to the Shares. Additionally, the Subscriber agrees not to tender any Share in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8. Indemnification. Each party shall indemnify the other and the underwriter of the IPO against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please counter sign the enclosed copy of this agreement here below and return it to us.

Very truly yours,

ENERGY CLOUD I ACQUISITION CORPORATION

By:
Name:	Qingxun Kong
Title:	Director
Date:	August 7, 2021

Accepted and agreed this

August 7, 2021

Mr. MICHAEL KWEI

By:
Name:	Mr. Michael Kwei
Date:	August 7, 2021